UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2014

Malaysia Pro-Guardians Security Management Corporation

 (Exact name of registrant as specified in its charter)

Nevada	333-172114	33-1219511
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

136-40 39th Avenue, Suite 6B

Garden Plaza

Flushing, NY 11354

 (Address of principal executive offices)

Phone: +86 13909840703

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant's Certifying Accountant.

a)

 On July 25, 2014, the board of directors of Malaysia Pro-Guardians Security Management Corporation  (the "Company") dismissed the engagement of M&K CPAS, PLLC (“M&K”) as the Company's principal accountant.

M&K’s report on the Company’s financial statements for the years ended December 31, 2013 and December 31, 2012 stated that the Company’s recurring losses raise substantial doubt about the Company’s ability to continue as a going concern. Except for the foregoing, M&K’s report on the financial statements of the Company as of and for the years ended December 31, 2013 and December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles.

There were no disagreements between the Company and M&K, for the two most recent fiscal years and any subsequent interim period through July 25, 2014 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of M&K, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

We provided M&K with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by M&K is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On July 25, 2014, the Company engaged Li and Company, PC (“Li”) as its principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of Li regarding the application of accounting principles to a specific transaction,    either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of Li provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Li on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

     Exhibit

     Number        Descriptions

      16.1         Letter from M&K CPAS, PLLC regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Malaysia Pro-Guardians Security Management Corporation

By:

/s/ Chin Yung Kong

Chin Yung Kong

CEO, CFO

Date: July 30, 2014